CONFIDENTIAL

                                    DIGICORP

                                   TERM SHEET

                            DATED: September 30, 2005

Attn: Jay Rifkin
Rebel Holdings, LLC
6601 Center Drive West
Suite 200
Los Angeles, CA 90045
Facsimile: (310) 499-4334

The following term sheet outlines the terms of a transaction for Digicorp, a Utah corporation (OTCBB: DGCO) ("DIGICORP"), to purchase a $331,023.89 loan receivable (the "Loan Receivable") of Rebel Holdings, LLC, a California limited liability company ("RHLLC"), in exchange for the issuance to RHLLC of a $331,023.89 principal amount convertible note. The Loan Receivable constitutes monies loaned by RHLLC to Rebel Crew Films, Inc., a California corporation ("RCFINC"), to pay for operating expenses of RCFINC. Concurrently herewith, the DIGICORP is entering into a letter of intent to purchase all the issued and outstanding shares of capital stock of RCFINC from the stockholders of RCFINC.

Closing: At the closing (the "Closing"), DIGICORP will purchase from RHLLC and RHLLC will sell to DIGICORP the Loan Receivable in consideration for the DIGICORP Note (described below). The time of Closing shall be no later than sixty (60) calendar days after the date the definitive agreement is executed by all parties hereto (the "Closing Date"), unless extended by mutual consent of such parties.

Principal Amount:       $345,435.00.

Type:                   Fixed Price Convertible Note (the "DIGICORP Note").

Coupon:                 4.5% simple interest.

Term:                   Five (5) Years from Closing (the "Term").

Conversion              Price: The Fixed Conversion Price to convert
                        the DIGICORP Note into shares of DIGICORP common stock, $0.001 par value ("DIGICORP
                        Common Stock"), shall be $0.69087 per share.

Registration:           DIGICORP will undertake to prepare and file with
                        the Securities and Exchange Commission (the "SEC") no later than 90 days from the Closing Date, a registration statement (the "Registration Statement") on Form SB-2
                        (or other applicable form) pursuant to the Securities
                        Act of 1933, as amended (the "Securities Act"), registering the resale


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                                                                    CONFIDENTIAL

                        of the DIGICORP Common Stock issuable upon conversion of the DIGICORP Note (the "Registrable Securities"). RHLLC, or its successor(s) or assigns, will also have "piggyback" registration rights with respect to the Registrable Securities. DIGICORP shall prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary and use commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the period of time required for RHLLC, or its successor(s) or assigns, to effect the sale of the Registrable Securities in accordance with the Securities Act.

Collateral:             DIGICORP shall provide RHLLC a first priority lien on
                        all assets of RCFINC owned as of the Closing Date and all assets of RCFINC acquired during the Term (the
                        "Collateral"). The Company shall grant to RHLLC a security interest in the Collateral and authorize RHLLC to file a UCC-1 financing statement covering the Collateral and naming RHLLC as secured party and DIGICORP as the debtor, in all appropriate jurisdictions, together with any amendments, modifications and substitutions thereto to secure the obligations of DIGICORP to RHLLC described herein and the cost, if any, incurred in collecting such obligations.

Events of Default:      Events causing a default of the DIGICORP Note shall
                        include, but not necessarily limited to: (1) commencement by DIGICORP of a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction; (2) commencement of a proceeding or case in respect of DIGICORP, in any court of competent jurisdiction, seeking: (a) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (b) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of DIGICORP, or (c) similar relief in respect of DIGICORP under any law providing for the relief of debtors, and such proceeding or case described in clause (a), (b) or (c) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days; and (3) the occurrence of an event of default of DIGICORP under any material agreement to which DIGICORP is a party and such event of default is not cured within thirty (30) days after receipt by DIGICORP of written notice that such an event of default has occurred.

Conditions to Closing:  The transaction documents shall contain customary and usual conditions precedent, including, but not limited to, the following: (1) closing of the purchase by DIGICORP of all the issued and outstanding shares of capital stock of RCFINC from the stockholders of RCFINC;
                        (2) DIGICORP and RHLLC each shall have obtained

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                                                                    CONFIDENTIAL

                        and delivered to the other party all consents, waivers and approvals necessary to effect the transactions contemplated by this term sheet from each of their respective board of directors, managing member(s) and other member(s), as applicable; and (3) RHLLC and all equity owners of RHLLC shall be accredited investors within the meaning of Rule 501(a) of Regulation D under the Securities Act and shall complete and sign accredited investor questionnaires attesting to such fact except as otherwise provided in the Letter of Intent.

Counterparts:           This term sheet may be executed in any number of
                        counterparts and each such counterpart shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one term sheet.

Amendments:             Subject to applicable law, this term sheet and any
                        attachments hereto may be amended only by an instrument in writing signed by an officer or authorized representative of each of the parties hereto.

Time is of the Essence: Provided D&O insurance has been obtained by DIGICORP,
                        RHLLC shall sign this term sheet no later than 6:00 P.M., Eastern Standard Time, September 30, 2005, as time is of the essence.

Confidentiality:        DIGICORP and RHLLC agree that (except as may be required
                        by law) it will not disclose or use any Confidential
                        Information (as hereinafter defined) with respect to the other, furnished, or to be furnished in connection herewith at any time or in any manner and will not use such information other than in connection with its evaluation of the transactions contemplated hereby. For the purposes of this paragraph "Confidential
                        Information" means any information identified as such in writing or, given the nature of the information or the circumstances surrounding its disclosure, reasonably should be considered as confidential or proprietary. If the transactions contemplated by this term sheet are not consummated, the receiving party will promptly return all documents to the party that provided such documents.
                        The provisions of this paragraph shall survive the termination of this term sheet.

Best Efforts:           DIGICORP and RHLLC will negotiate in good faith and use
                        their best efforts to arrive at mutually acceptable transaction documents for approval, execution and delivery on the earliest reasonably practicable date.
                        DIGICORP and RHLLC will thereupon use their best efforts to effect the Closing and to proceed with the transactions contemplated by this term sheet as promptly as is reasonably practicable.

This term sheet does not set forth all the terms and conditions of the proposed transaction contemplated herein. Rather, it is only an outline, in summary format, of the major points of

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                                                                    CONFIDENTIAL

understanding which will form the basis of the final documentation, which will be prepared by DIGICORP's legal counsel.

This term sheet is not and shall not be deemed to be a binding agreement among the parties hereto to complete the transactions contemplated herein. Such agreement will arise only upon the execution and delivery by all parties hereto of definitive agreements and the fulfillment, to the satisfaction of each of the parties thereto, of the conditions precedent set forth therein. In the event any of the parties hereto elects not to consummate the transactions contemplated hereby or any party is unable for any reason to close the transaction in accordance with the terms and conditions of this term sheet on or before the Closing Date, the terms of this term sheet shall automatically terminate (unless extended by mutual consent of DIGICORP and RHLLC).

      If the foregoing correctly sets forth the substance of the understanding of the parties, please execute this term sheet in duplicate, retain one original copy for your records, and return the other original copy to the other party hereto at the address listed in Section 5(c) of the letter of intent dated the date hereof among DIGICORP, RCFINC and the stockholders of RCFINC

      Also, please fax a signed copy to Marc J. Ross at (212) 930-9725 and David
M. Kaye at (973) 443-0609.

DIGICORP                                       REBEL HOLDINGS, LLC

/s/ Milton Ault                                /s/ Jay Rifkin
-------------------------------                --------------------------------
Milton "Todd" Ault, III                        Jay Rifkin
Chief Executive Officer                        Managing Member
















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